UNITED STATES
     SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                  FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934



Date of Report (Date of earliest event
reported)           January 30, 1998


   Krupp Cash Plus-II Limited Partnership


          Massachusetts            0-15816
          04-2915326
(State or other jurisdiction of
(Commission             (IRS employer
incorporation or organization)          file
number)       identification no.)



470 Atlantic Avenue, Boston, Massachusetts
                   02210
(Address of principal executive offices)
                     (Zip Code)



               (617) 423-2233
  (Registrant's telephone number, including area code)



>page>
Item 2. Acquisition or Disposition of Assets

Disposition of Properties

On December 2, 1997, Berkshire Realty
Enterprise Limited Partnership, an affiliate of the General Partners, as agent for Krupp
Cash Plus-II Limited Partnership (the
"Partnership") entered into an Agreement of Sale to sell all of the Partnership's properties to Kejack, Inc.and its permitted assigns which are unaffiliated third parties. Encino Oaks, a shopping center containing 52,380 leasable square feet located in Encino, California, Alderwood Towne Center, a shopping center containing 105,346 leasable square feet located in Lynnwood, Washington, Canyon Place, a shopping center containing
157,283 leasable square feet located in
Portland, Oregon, Coral Plaza, a shopping center containing 49,885 leasable square feet located in Oak Lawn, Illinois and Cumberland
Glen, a multi-family apartment complex with 222 units located in Smyrna, Georgia, were included in a package with nine other properties owned by affiliates of the General
Partners. The total selling price of the fourteen properties was $138,000,000, of which the Partnership received $39,822,700 for the sale of its properties, less its share of the closing costs. The transaction was consummated on January 30, 1998.

The sale is considered a Terminating Capital
Transaction as defined by the Partnership
Agreement. Accordingly, the General Partners expect to liquidate and distribute the remaining assets of the Partnership in 1998.













Item 7. Financial Statements and Exhibits

     (a)  Financial Statements of Business
Acquired
        Response: Not applicable

     (b)  Pro Forma Financial Information
        Response: Proforma financial
        statements will be filed no later
        than
        March 31, 1998.

     (c)  Exhibits

1. Agreement of Sale dated December 2, 1997 between Berkshire Realty Enterprise Limited Partnership, agent for Krupp Cash Plus-II Limited Partnership, and
Kejack, Inc. and its permitted assigns.

2.   First Amendment to Agreement of Sale
dated December 12, 1997 between Berkshire
Realty Enterprise Limited Partnership, agent for Krupp Cash Plus-II Limited Partnership, and Kejack, Inc. and its permitted assigns.

3.   Second Amendment to Agreement of Sale
dated December 14, 1997 between Berkshire
Realty Enterprise Limited Partnership, agent for Krupp Cash Plus-II Limited Partnership, and Kejack, Inc. and its permitted assigns.

4.  Side letter dated December 17, 1997 from William
S. Gee on behalf of Kejack, Inc. and its permitted assigns to Eli Rubenstein, Esq. on behalf of Berkshire
Realty Enterprise Limited Partnership, agent for Krupp
Cash Plus-II Limited Partnership.

5. Side letter dated January 6, 1998 from William S. Gee on behalf of Kejack, Inc. and its permitted assigns to Eli
Rubenstein, Esq. on behalf of Berkshire Realty Enterprise
Limited Partnership, agent for Krupp Cash Plus-II Limited
Partnership.

SIGNATURE


Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Krupp Cash Plus-II Limited Partnership

(Registrant)




BY:  /s/Wayne H. Zarozny
                 Wayne H. Zarozny

                 Treasurer and Chief
                 Accounting Officer of the
                 Krupp Corporation, a General
                 Partner.



DATE: February 3, 1998